                                                      The Emerging Markets
                                                      Infrastructure Fund, Inc.
                                                      -------------------------
                                                      Annual Report
                                                      November 30, 1998

 CONTENTS

Letter to Shareholders................................................     1

Portfolio Summary.....................................................     7

Schedule of Investments...............................................     9

Statement of Assets and Liabilities...................................    14

Statement of Operations...............................................    15

Statement of Changes in Net Assets....................................    16

Financial Highlights..................................................    17

Notes to Financial Statements.........................................    18

Report of Independent Accountants.....................................    24

Results of Annual Meeting of Shareholders.............................    25

Tax Information.......................................................    25

Description of InvestLink-SM- Program.................................    26

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

                                                                 January 8, 1999

DEAR SHAREHOLDER:

I am writing to report on the activities of The Emerging Markets Infrastructure Fund, Inc. (the "Fund") for the fiscal year ended November 30, 1998.

At November 30, 1998, the Fund's net asset value ("NAV") was $9.60 per share (net of dividends and distributions paid of $0.46 per share), as compared to $14.69 on November 30, 1997. Total net assets were $154,670,359 at November 30, 1998.

PERFORMANCE: HURT BY BRAZIL, ASIA, RUSSIA

For the fiscal year ended November 30, 1998, the Fund's total return, based on NAV and assuming reinvestment of dividends and distributions, was -30.4%, versus -22.4% for the Morgan Stanley Capital International Emerging Markets Free Index ("EMF").

The Fund's underperformance of the EMF during this period was primarily due to my approach to three regions:

- Brazil. Country allocation and stock selection in Brazil were unfavorable. Overweighting hurt performance due to the Brazilian market's poor returns throughout 1998, particularly during the summer. One Brazilian stock proved especially disappointing. This was Companhia de Saneamento Basico do Estado de Sao Paulo ("Sabesp"), the water utility for the state of Sao Paulo and one of the Fund's bigger holdings, which fell sharply for a variety of reasons, none of them expected.

- Asia. Since becoming Chief Investment Officer of the Fund in 1997, I have chosen to have little exposure to Asian infrastructure stocks. This was negative for performance in light of the recent major rally beginning in September, which, I feel, had little fundamental basis. Infrastructure-related stocks, furthermore, were not among the main beneficiaries of the Asian rally. By contrast, banks and real estate shares have done very well.

- Russia. Given the severe problems in Russia (which turned out to be the world's worst-performing equity market in 1998), my decision to hold positions in what proved to be weak telecom stocks was subtractive to returns.

A conspicuously positive contributor to performance was the extraordinary rise of Global TeleSystems Group, Inc. ("GTS"). GTS is a young company that provides a broad range of telecommunications services throughout Western and Central Europe and does business in the former Soviet Union as well. The Fund initially bought its shares in a private equity placement in 1994 at $7.15 per share. Following GTS's initial public offering at $20 per share in February 1998, the stock now trades at nearly $60. Investors (myself included) continue to regard the company's prospects with great enthusiasm, and it remains one of the Fund's largest single positions.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

EMERGING MARKET EQUITIES: THE VOLATILITY IS NOT YET OVER

At some point in our lives, we have all seen signs of progress derailed: highways that abruptly end, bridges laid bare and incomplete, passenger terminals occupied only by pigeons and falling water. At some point in the future, you know that the roads will be finished, the bridges will span their gaps and the terminals will come alive with people en route to their destinations. But not now.

Such is the case in many of the emerging world's equity markets. A period of high investor optimism and virtually unrestrained growth in the early '90s began to succumb in 1997 to a wave of political and macroeconomic problems in Asia. In 1998, the wave swept through Russia, Latin America and other emerging markets, dealing them devastating--if not quite fatal--blows. Their economies contracted, many of their stock markets collapsed and major building projects begun with expectations of uninterrupted growth were curtailed or abandoned entirely.

While some have voiced the opinion that 1998's lows in emerging equities may have cleared the way for a much-hoped-for recovery, there is ample evidence to suggest that investors should be prepared for renewed volatility through at least 1999:

- One sign that the worst may not yet be over is the close correlation between weak commodity prices and emerging equities' poor performance. This is not surprising, in that many emerging economies are major producers of primary products and derive significant foreign exchange inflows from their export. With the benchmark CRB commodity-price index at a 21-year low and with few signs of an upturn, investor enthusiasm for emerging market equities of any flavor remains low and capital inflows into them are expected to fall sharply in 1999.

- Further undercutting emerging nations' economic prospects is significant overcapacity in several key cyclical industries (E.G., cement, steel, oil, petrochemicals). With corporate earnings weakening in the U.S., growth slowing in Europe and domestic demand in emerging nations effectively halted, it is unlikely that global growth will be strong enough to use up the excess capacity. To date, in fact, exports from emerging markets have failed to grow as anticipated. More likely, we will see commodity prices (and, thus, investor confidence) continue to decline.

- There also is the important question of how much further the U.S. is willing or able to prop up the many ailing emerging nations that depend on its own economic buoyancy. Although the U.S. stock market has proved resilient thus far after expectations of earnings shortfalls were recently announced by a growing number of major corporations, it cannot remain so much longer. When--not if--the bubble bursts and U.S. stocks correct to some semblance of normalcy, it likely will deal a telling blow to the emerging economies that depend on it to keep their respective markets afloat.

I do not believe that all is gloom and doom, however. Current account surpluses are growing in a number of developing countries. The recent multi-stage reduction in U.S. interest rates by the Federal Reserve, along with new lending programs by the International Monetary Fund, has helped to make much-needed credit available to emerging nations (even if at a relatively high fiscal and social cost).

--------------------------------------------------------------------------------
   2

LETTER TO SHAREHOLDERS

These and other factors have resulted in powerful near-term rallies in several emerging markets, including Asia, Latin America and, to some extent, Europe, the Middle East and Africa. Longer-term, though, the sustainability of these rallies is questionable.

PORTFOLIO STRUCTURE: HIGHLY DEFENSIVE

TOP 10 HOLDINGS, BY ISSUER *

                                               % OF
                HOLDING         COUNTRY     NET ASSETS
           ------------------  ---------  ---------------
       1.  PEC Israel           Israel
            Economic                               5.1
       2.  GTS                  Europe             5.0
       3.  Cemex                Mexico             4.5
       4.  Telefonos de         Mexico
            Mexico                                 3.7
       5.  Elektrim            E. Europe           3.0
       6.  Borsodchem           Hungary            2.6
       7.  Camuzzi Argentina   Argentina           2.5
       8.  Telesp               Brazil             2.4
       9.  Titan Cement         Greece             2.2
      10.  Cemig                Brazil             2.2

* Company names are abbreviations of those found in the chart on page 8.

In short, there are dynamic and incredibly volatile forces in the global macroeconomic environment that work both for and against any near-term recovery by emerging equity markets. That the recovery will take place is certain. The roads will be built. The bridges will span their gulfs. Passengers will reach their destinations. The key question--as always--is, "When?" Its companion, of course, is, "What to do about it in the meantime?"

My own plan is to continue to take a highly defensive stance in managing the Fund. I have raised the Fund's cash position, for example, to 8.33% of assets. In today's investment environment, marked by wild and unpredictable swings during the course of a single day, I consider it most prudent to err on the side of caution.

As for individual stocks, I am emphasizing well-managed companies with excellent franchises, whose share prices have been undeservedly beaten down. Many of these, accordingly, offer excellent potential for longer-term appreciation.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             COUNTRY BREAKDOWN (% OF NET ASSETS)
Other*                                                             19.18%
Cash & Other Assets                                                12.92%
Hungary                                                             5.26%
Argentina                                                           7.35%
Brazil                                                              9.57%
Chile                                                               9.69%
Eastern Europe                                                      4.09%
Europe                                                              5.02%
India                                                               6.16%
Israel                                                              7.46%
Mexico                                                              8.24%
Greece                                                              5.06%
* Other includes Canada, China, Colombia, Egypt, Global, Hong
Kong,
Indonesia, Jamaica, Pakistan, Peru, Philippines, Russia,
Singapore,
South Korea, and United Kingdom and Venezuela

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

CEMEX, S.A. DE C.V.

One such concern is Cemex, S.A. de C.V. ("Cemex"), a major Mexican cement maker and exporter. The price of Cemex shares declined by over 50% (in peso terms) during 1998, partially because its export volumes fell in response to deteriorating macroeconomic conditions in many emerging markets. In particular, the company has fallen victim to the disaster scenario of a possible Brazilian currency devaluation, which would have an absolutely devastating effect on all Latin American economies. Slowing growth in Mexico, the company's primary market, has also hurt the share price.

Longer-term, however, the outlook for Cemex is quite favorable:

- Cement is still the primary building product in Mexico, and the country's strong demand for infrastructure and housing should ensure a steady and significant increase in cement consumption through at least the early part of the next millenium.

- Very little additional domestic cement production capacity is expected to come onstream within the next two years, furthermore, which should serve to support the price of cement near its recent peak of $95 per ton.

- Cemex's international operations have proven resilient, notably in Spain, Venezuela and Mexico. In fact, the company remains one of the largest cement traders in the world.

- The expected completion of Cemex's 25% minority investment in PT Semen Gresik, Indonesia's largest cement producer, should also be highly beneficial. While the price paid by Cemex may seem questionable in light of Indonesia's current problems, it makes sense in the long term, as Semen Gresik's operations will enable Cemex to produce cement at well below its replacement cost. As the Indonesian economy recovers, Cemex will prosper accordingly.

YPF SOCIEDAD ANONIMA

YPF Sociedad Anonima ("YPF") is Argentina's premier oil producer, refiner and distributor, as well as the nation's largest company of any kind and one of its most liquid stocks. It is another of my top choices among the universe of emerging market infrastructure companies.

In a nutshell, I like YPF because management has demonstrated an exceptional ability to deftly maneuver through a maze of domestic and international challenges. It has done so while maximizing shareholder value and protecting minority shareholders' rights, the latter a focus that is, at best, infrequently applied in Latin America.

Another big positive for YPF is the fact that all of its revenues are denominated in dollars and half of its costs are dollar-linked. Both of these attributes would prove highly beneficial if the Argentine peso is devalued or, as I expect, the dollar remains among the world's strongest currencies.

Of notable interest to investors at the moment is the Argentine government's intention to auction off 14.9% of its total 20% stake in YPF shares in January 1999. As I write, considerable speculation surrounds the nature of the auction, whose specific terms have not yet been announced. My sense is that existing YPF shareholders should handsomely benefit from the auction, both because it will be a major catalyst for the generation of shareholder value and it will eliminate a meaningful source of market uncertainty.

--------------------------------------------------------------------------------
   4

LETTER TO SHAREHOLDERS

OUTLOOK: MORE INVESTOR CONFIDENCE NEEDED

As I see it, the immediate prospects for emerging equity markets in general (and infrastructure-related equities in particular) largely depend on the restoration of investor confidence in the asset class. This task is daunting and will take substantial efforts by the private and public sectors to get their respective houses in order. Doing so will require major concessions on each part and a continued willingness by the world's financial powers to support the transition to a more consistent and predictable global economic environment.

The following are a few steps that, I believe, will help to make emerging equities more attractive to a wider universe of investors:

- Publicly traded companies in developing nations urgently need to improve disclosure of their financial condition and strategic plans. This should serve to increase transparency between companies operating in emerging markets and their more developed counterparts. When investors can arrive at consistent valuations and risk profiles, based on apples-to-apples comparisons, they will be more willing to return to the emerging markets and provide them with the growth capital they require.

- Emerging industries must also be willing to accept at least some measure of transnational supervision and exposure to the more proven management techniques that large, successful international companies can bring to their operations.

- Finally, emerging enterprises must appreciate that investors need to be adequately rewarded if they are to assume the risks associated with emerging markets investing. Companies run as private fiefdoms and with managements insufficiently motivated to enhance shareholder value will soon find themselves out of the international capital loop, and, perhaps shortly thereafter, even out of business.

As it likely will take years for these and other necessary changes to take effect, the emerging markets should continue to exhibit higher-than-normal volatility for some time. Nonetheless, I maintain my fundamental conviction that selective investment in emerging equities will prove rewarding for the long-term investor. Experience has shown that volatility often breeds opportunity for the thoughtful and patient investor who is willing to look past, rather than merely react to, day-to-day events. As always, I and my emerging markets colleagues at BEA Associates remain focused on the former, with the singular goal of providing our investors with the returns they should rightfully expect to receive.

I would like to close my remarks by noting an important development. This past October, the Directors of the Fund proposed and approved a repurchase program to buy back up to 15% of the Fund's outstanding common stock. The Directors strongly believed in the appropriateness of such a move, given that the discount of the Fund's share price to its net asset value had widened to compellingly attractive levels. I will be able to discuss the progress made in this direction in my next semi-annual report.

Respectfully,

                [SIG]
Richard W. Watt
President and Chief Investment Officer *

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

FROM BEA ASSOCIATES:

I. We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program which is known as the InvestLink-SM- Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share purchases. The Program is described on pages 26 through 28 of this report.

II.Many services provided  to the Fund  and its shareholders  by BEA  Associates
   ("BEA") and the Fund's service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations.

  BEA recognizes the importance of the Year 2000 Issue and is taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund nor can there by any assurance that the Year 2000 Issue will not have an adverse effect on the Fund's investments or on global markets or economies, generally.

  BEA anticipates that its systems will be adapted in time for the year 2000. BEA is seeking assurances that comparable steps are being taken by the Fund's other major service providers. BEA will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

--------------------------------------------------------------------------------
* Richard W. Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined BEA Associates on August 2, 1995. Mr. Watt was formerly associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end fund focusing on smaller Latin American companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He also is President, Chief Investment Officer and a Director of The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc., and The Portugal Fund, Inc.

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

PORTFOLIO SUMMARY - AS OF NOVEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                            NOVEMBER 30, 1998    NOVEMBER 30, 1997
Cellular Communications                                  6.99%                6.16%
Chemicals                                                2.82%                0.00%
Electric Distribution                                    8.49%               15.70%
Electric Generation                                      3.83%               10.48%
Holding Companies                                        3.80%                1.34%
Infrastructure & Construction                           10.74%               13.76%
Investment Companies                                    10.05%                5.40%
Local and/or Long Distance Telephone
Service                                                  9.54%                7.65%
Office Retail                                            0.37%                0.00%
Oil & Gas                                                9.95%               13.05%
Steel                                                    1.18%                4.39%
Telecommunications                                       9.70%                4.01%
Transportation                                           1.40%                0.33%
Other Infrastructure                                     6.31%                7.93%
Cash & Cash Equivalents                                 14.83%                9.80%
AS A PERCENT OF NET ASSETS

 GEOGRAPHIC ASSET BREAKDOWN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   NOVEMBER 30, 1998    NOVEMBER 30, 1997
Africa                                          3.31%                1.68%
Asia                                           17.16%               10.82%
Carribean                                       0.72%                0.68%
Eastern Europe                                  9.43%               10.71%
Europe                                         11.03%                4.79%
Latin America                                  36.34%               50.96%
Middle East                                     7.64%                8.39%
North America                                   0.37%                0.00%
Global                                          1.08%                3.49%
Cash & Cash Equivalents                        12.92%                8.48%
AS A PERCENT OF NET ASSETS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

PORTFOLIO SUMMARY - AS OF NOVEMBER 30, 1998 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
 SUMMARY OF SECURITIES BY COUNTRY/REGION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 NOVEMBER 30, 1998    NOVEMBER 30, 1997
Argentina                                     7.36%                3.77%
Brazil                                        9.57%               20.86%
Chile                                         9.69%               11.25%
Eastern Europe                                4.16%                9.40%
Eqypt                                         3.31%                0.00%
Europe                                        5.02%                1.88%
Greece                                        5.06%                0.00%
Hong Kong                                     2.74%                4.63%
Hungary                                       5.26%                1.31%
India                                         6.16%                2.20%
Israel                                        7.46%                7.87%
Mexico                                        8.23%                9.71%
Peru                                          1.24%                2.19%
South Korea                                   3.42%                0.00%
Venezuela                                     0.00%                3.20%
Global                                        1.08%                3.49%
Other                                         7.32%                8.08%
AS A PERCENT OF NET ASSET

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                                   Percent of Net
           Holding                                                   Sector                  Country/Region            Assets
---------------------------------------------------------------------------------------------------------------------------------
       1.  PEC Israel Economic Corp.                          Investment Companies               Israel                   5.1
---------------------------------------------------------------------------------------------------------------------------------
       2.  Global TeleSystems Group, Inc.                   Cellular Communications              Europe                   5.0
---------------------------------------------------------------------------------------------------------------------------------
       3.  Cemex, S.A. de C.V.                                Other Infrastructure               Mexico                   4.5
---------------------------------------------------------------------------------------------------------------------------------
       4.  Telefonos de Mexico, S.A. de C.V.               Local and/or Long Distance
                                                               Telephone Service                 Mexico                   3.7
---------------------------------------------------------------------------------------------------------------------------------
       5.  Elektrim Spolka Akcyjna S.A.                         Infrastructure &
                                                                  Construction               Eastern Europe               3.0
---------------------------------------------------------------------------------------------------------------------------------
       6.  Borsodchem                                              Chemicals                    Hungary                   2.6
---------------------------------------------------------------------------------------------------------------------------------
       7.  Camuzzi Argentina S.A.                                  Oil & Gas                   Argentina                  2.5
---------------------------------------------------------------------------------------------------------------------------------
       8.  Telecomunicacoes de Sao Paulo S.A.                  Telecommunications                Brazil                   2.4
---------------------------------------------------------------------------------------------------------------------------------
       9.  Titan Cement Company S.A.                            Infrastructure &
                                                                  Construction                   Greece                   2.2
---------------------------------------------------------------------------------------------------------------------------------
      10.  Companhia Energetica de Minas Gerais              Electric Distribution               Brazil                   2.2
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS - NOVEMBER 30, 1998
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-84.97%
 EQUITY OR EQUITY-LINKED SECURITIES OF INFRASTRUCTURE COMPANIES IN
 EMERGING COUNTRIES-71.45%
 ARGENTINA-7.35%
Camuzzi Argentina S.A.*+................      1,729,347  $ 3,818,426
CEI Citicorp Holdings S.A., Class B.....        627,952    2,072,532
Exxel Capital Partners#=/=..............      1,933,818    1,933,818
Transportadora de Gas del Sur S.A.
 ADR....................................        237,106    2,371,060
YPF Sociedad Anonima ADR##..............         40,000    1,180,000
                                                         -----------
TOTAL ARGENTINA (Cost $10,477,854).....................   11,375,836
                                                         -----------
 BRAZIL-9.57%
Companhia de Saneamento Basico do Estado
 de Sao Paulo ON........................     30,416,113    3,343,265
Companhia Energetica de Minas Gerais
 PN.....................................    132,175,484    3,345,936
Companhia Paranaense de Energia ADR.....        113,993    1,111,432
Companhia Paulista de Forca e Luz+......        164,577        9,593
Companhia Paulista de Forca e Luz+......            402           30
Petroleo Brasileiro S.A. PN.............     20,676,890    2,944,249
Telecomunicacoes de Sao Paulo S.A. ON...      1,834,214      202,376
Telecomunicacoes de Sao Paulo S.A. PN...     20,442,340    3,472,593
Trafo Equipamentos Electricos S.A. PN...        350,643      364,979
                                                         -----------
TOTAL BRAZIL (Cost $14,405,641)........................   14,794,453
                                                         -----------
 CHILE-7.78%
Besalco S.A.............................        404,205      863,778
Chilectra S.A.++........................        151,884      850,382
Compania de Consumidores de Gas de
 Santiago S.A...........................        138,945      415,692
Compania de Petroleos de Chile S.A......        509,584    1,393,883

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 CHILE (CONTINUED)
Compania de Telecomunicaciones de Chile
 S.A. ADR...............................         81,900  $ 1,899,056
Compania de Telecomunicaciones de Chile
 S.A., Class A..........................        197,799    1,149,724
Compania Electrica del Rio Maipo S.A....      1,990,540      978,361
Empresa Electrica Pehuenche S.A.........      1,032,141      496,275
Empresa Nacional de Electricidad S.A....      3,260,878    1,156,760
Enersis S.A.............................      2,367,500    1,107,987
Puerto Ventanas S.A.....................        488,453      407,088
Sociedad Austral de Electricidad S.A....         61,355    1,309,833
                                                         -----------
TOTAL CHILE (Cost $14,918,838).........................   12,028,819
                                                         -----------
 CHINA-0.75%
Beijing Datang Power Generation Company
 Limited (Cost $1,253,390)..............      3,580,000    1,155,883
                                                         -----------
 EASTERN EUROPE-4.09%
Elektrim Spolka Akcyjna S.A.............        556,855    4,684,761
SPT Telecom.............................        111,405    1,640,297
                                                         -----------
TOTAL EASTERN EUROPE (Cost $7,119,341).................
                                                           6,325,058
                                                         -----------
 EGYPT-1.19%
Tourah Portland Cement Co. (Cost
 $2,134,170)............................        108,261    1,845,639
                                                         -----------
 EUROPE-5.02%
Global TeleSystems Group, Inc. (Cost
 $4,907,708)............................        179,018    7,770,478
                                                         -----------
 GREECE-5.06%
Hellas Telecommunication Organization
 S.A.+..................................         28,300      983,425
Hellenic Telecommunication Organization
 ADR....................................         24,900      301,912

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 GREECE (CONTINUED)
Hellenic Telecommunication Organization
 S.A. GDR+,++...........................        190,412  $ 2,382,416
Panafon Hellenic Telecom S.A.+..........         42,000      752,688
Titan Cement Company S.A................         46,147    3,405,323
                                                         -----------
TOTAL GREECE (Cost $7,730,422).........................    7,825,764
                                                         -----------
 HONG KONG-2.32%
Asia Satellite Telecommunications
 Holdings Ltd...........................        449,930      743,782
China Telecom (Hong Kong) Limited+......        656,000    1,308,950
CLP Holdings Limited....................        144,000      753,196
Hutchison Whampoa Limited...............        110,000      781,351
                                                         -----------
TOTAL HONG KONG (Cost $3,587,268)......................    3,587,279
                                                         -----------
 HUNGARY-2.69%
Magyar Tavkozlesi Rt. ADR##.............         98,855    2,699,977
MOL Magyar Olaj-es Gazipari Rt. GDR++...         63,100    1,454,455
                                                         -----------
TOTAL HUNGARY (Cost $4,014,649)........................    4,154,432
                                                         -----------
 INDIA-5.10%
Bharat Heavy Electricals Ltd............        239,000    1,314,556
BSES Ltd.++.............................         57,300      694,763
Hindustan Corp..........................        100,600      574,823
Mahanagar Telephone Nigam Ltd.++........        132,500    1,401,188
Morgan Stanley India Investment Fund,
 Inc.++.................................         29,800    3,185,739
Videsh Sanchar Nigam Ltd. GDR++.........         70,800      723,930
                                                         -----------
TOTAL INDIA (Cost $9,118,024)..........................    7,894,999
                                                         -----------
 INDONESIA-0.39%
PT Indosat ADR (Cost $592,812)..........         42,600      596,400
                                                         -----------
 ISRAEL-7.46%
Geotek Communications, Inc.+............         49,501        2,178
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 ISRAEL (CONTINUED)
Geotek Communications, Inc., Convertible
 Preferred Series M, 8.50%*+............            100  $         0
Geotek Communications, Inc., Convertible
 Preferred Series N*+(a)................          1,584            0
K.T. Concord Venture Fund L.P.+#=/=.....        250,000      222,539
Nexus Telecommunication Systems Ltd.+...        210,283      657,134
PEC Israel Economic Corp.+..............        330,951    7,963,508
Superbowl Acquisition LDC+=/=...........             96    1,245,984
Tadiran Telecommunications Ltd..........         10,400      203,450
The Renaissance Fund LDC+=/=............            160    1,245,028
                                                         -----------
TOTAL ISRAEL (Cost $13,334,914)........................   11,539,821
                                                         -----------
 JAMAICA-0.72%
Jamaican Assets I L.P.=/= (Cost
 $1,165,363)............................      1,156,324    1,119,946
                                                         -----------
 MEXICO-3.70%
Telefonos de Mexico, S.A. de C.V. ADR##
 (Cost $6,528,861)......................        122,767    5,716,338
                                                         -----------
 PAKISTAN-0.18%
Hub Power Co.+ (Cost $1,209,434)........        957,600      278,171
                                                         -----------
 PERU-1.19%
Ontario-Quinta A.V.V.*..................      1,198,129    1,093,446
Telefonica del Peru S.A. ADR............         50,000      740,625
                                                         -----------
TOTAL PERU (Cost $1,969,668)...........................    1,834,071
                                                         -----------
 PHILIPPINES-1.27%
Manila Electric Company.................        131,000      418,934
Philippine Long Distance Telephone Co.
 ADR....................................         58,800    1,539,825
                                                         -----------
TOTAL PHILIPPINES (Cost $1,885,202)....................    1,958,759
                                                         -----------

--------------------------------------------------------------------------------
   10

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 RUSSIA-0.07%
PLD Telekom, Inc.+## (Cost $291,670)....         45,336  $   114,757
                                                         -----------
 SINGAPORE-1.98%
Natsteel Electronics Ltd................        608,000    1,312,204
Singapore Airlines Ltd..................        252,000    1,756,896
                                                         -----------
TOTAL SINGAPORE (Cost $2,810,768)......................    3,069,100
                                                         -----------
 SOUTH KOREA-2.70%
Hanjin Heavy Industries.................        129,000      830,321
Korea Electric Power Corporation........         26,500      510,433
Korea Electric Power Corporation ADR....         58,300      794,338
Samsung Electronics Co. Ltd.............         16,000      855,217
SK Telecom Co. Ltd......................        114,450    1,180,266
                                                         -----------
TOTAL SOUTH KOREA (Cost $4,015,128)....................    4,170,575
                                                         -----------
 VENEZUELA-0.00%
C.A. La Electricidad de Caracas,
 SAICA-SACA (Cost $0)...................              9            3
                                                         -----------
 GLOBAL-0.87%
Emerging Markets Ventures, L.P.+#=/=....      1,450,088    1,350,034
International Wireless Communications,
 Inc., Warrants (expiring 08/17/07)*+...              1            0
International Wireless Communications,
 Inc., Warrants (expiring 12/18/98)*+...          1,240            0
International Wireless Communications,
 Inc., Series D*+.......................        220,120            0
International Wireless Communications,
 Inc., Series F*+.......................         15,440            0
                                                         -----------
TOTAL GLOBAL (Cost $2,938,275).........................    1,350,034
                                                         -----------
TOTAL EMERGING COUNTRIES (Cost $116,409,400)...........
                                                         110,506,615
                                                         -----------

                                               Par          Value
Description                                   (000)       (Note A)
--------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES OF NON-INFRASTRUCTURE
 COMPANIES-3.18%
 CANADA-0.37%
Officeland Inc., Senior Unsecured
 Convertible Notes, 12%, 12/31/25 (Cost
 $571,429)*+............................       USD  571  $   571,429
                                                         -----------
                                          No. of Shares
                                          -------------
 EGYPT-0.24%
Paints & Chemicals Industries++ (Cost
 $548,450)..............................         50,000      373,750
                                                         -----------
 HUNGARY-2.57%
Borsodchem GDR+,++ (Cost $4,800,100)....        151,100    3,982,482
                                                         -----------
TOTAL NON-INFRASTRUCTURE COMPANIES (Cost $5,919,979)...
                                                           4,927,661
                                                         -----------
 EQUITY SECURITIES OF INFRASTRUCTURE COMPANIES IN DEVELOPED
 COUNTRIES-0.94%
 UNITED KINGDOM-0.94%
Societe General Ladenburg Thalmann
 Ukraine Fund Limited (Cost
 $3,484,800)............................         36,000    1,458,000
                                                         -----------
 EQUITY SECURITES OF COMPANIES PROVIDING OTHER ESSENTIAL SERVICES IN
 THE DEVELOPMENT OF AN EMERGING COUNTRY'S INFRASTRUCTURE-9.40%
 BRAZIL-0.00%
Companhia Vale do Rio Doce PNA (Cost
 $640)..................................             44          641
                                                         -----------
 CHINA-0.45%
China Steel Corporation (Cost
 $715,500)..............................         53,000      698,275
                                                         -----------
 COLOMBIA-0.26%
Cementos Diamante S.A. ADS++............        127,900      127,900

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                            Value
Description                               No. of Shares   (Note A)
--------------------------------------------------------------------
 COLOMBIA (CONTINUED)
Cementos Paz del Rio S.A. ADR+,++,##....         35,535  $   275,933
                                                         -----------
TOTAL COLOMBIA (Cost $1,597,254).......................      403,833
                                                         -----------
 EGYPT-1.88%
Nile Growth Company.....................        200,000    1,300,000
Suez Cement Company++...................        112,000    1,607,200
                                                         -----------
TOTAL EGYPT (Cost $4,680,000)..........................    2,907,200
                                                         -----------
 HONG KONG-0.42%
Yanzhou Coal Mining Co. Ltd. (Cost
 $719,354)..............................      3,254,000      651,388
                                                         -----------
 INDIA-1.06%
India Special Situations Fund Ltd.*+
 (Cost $2,000,000)......................          2,000    1,634,380
                                                         -----------
 MEXICO-4.54%
Cemex, S.A. de C.V. CPO.................      1,267,742    3,076,582
Cemex, S.A. de C.V., Class B............      1,358,425    3,942,389
                                                         -----------
TOTAL MEXICO (Cost $7,771,902).........................    7,018,971
                                                         -----------
 PERU-0.06%
Ferreyros S.A. (Cost $94,329)...........         89,076       87,522
                                                         -----------
 SOUTH KOREA-0.73%
Pohang Iron & Steel Company Ltd. ADR
 (Cost $1,221,875)......................         75,000    1,125,000
                                                         -----------
TOTAL OTHER ESSENTIAL SERVICES (Cost $18,800,854)......
                                                          14,527,210
                                                         -----------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost
 $144,615,033).........................................  131,419,486
                                                         -----------

                                               Par          Value
Description                                   (000)       (Note A)
--------------------------------------------------------------------
 FIXED RATE INVESTMENT-0.20%
 GLOBAL-0.20%
International Wireless Communications,
 Inc. Senior Secured Notes,
 14.00%-25.00%, 08/17/02*(b) (Cost
 $503,404)..............................       USD  385  $   318,658
                                                         -----------
 SHORT-TERM INVESTMENTS-1.91%
 CHILEAN INFLATION-ADJUSTED TIME DEPOSITS-1.56%
                                              Units
                                              (000)
                                          -------------
Banco Bice, 9.00%, 01/25/99**...........    CLP      16      482,958
Banco Citibank, 9.40%, 01/18/99**.......              3       92,789
Banco Citibank, 9.20%, 01/19/99**.......              2       57,415
Banco Republic, 14.50%, 01/04/99**......             15      446,545
Banco Santiago, 15.00%, 12/09/98**......              8      228,657
Banco Santiago, 8.00%, 02/17/99**.......             18      547,067
Banco Security, 16.00%, 12/14/98**......              2       51,288
Banco Security, 17.00%, 12/23/98**......              3       81,205
Banco Security, 9.50%, 01/18/99**.......             14      427,396
                                                         -----------
TOTAL CHILEAN INFLATION-ADJUSTED TIME DEPOSITS (Cost
 $2,432,985)...........................................    2,415,320
                                                         -----------

--------------------------------------------------------------------------------
   12

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 CHILEAN MUTUAL FUNDS-0.35%
Bice Manager Investment Fund............         76,765  $   207,769
Fondo Mutuo Santander...................         70,615      327,221
                                                         -----------
TOTAL CHILEAN MUTUAL FUNDS
 (Cost $521,013).......................................      534,990
                                                         -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $2,953,998).........
                                                           2,950,310
                                                         -----------

TOTAL INVESTMENTS-87.08%
 (Cost $148,072,435) (Notes A,D).......................  134,688,454
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-12.92%....................................   19,981,905
                                                         -----------
NET ASSETS-100.00%.....................................  $154,670,359
                                                         -----------
                                                         -----------
---------------------------------------------------------
*          Not readily marketable security.
**         Effective yield on the date of purchase.
+          Security is non-income producing.
++         SEC Rule 144A security. Such securities are traded
           only among "qualified institutional buyers."
=/=        Restricted security, not readily marketable (See Note
           F).
#          As of November 30, 1998, the Fund committed to
           investing an additional $66,183, $750,000 and
           $2,599,912 of capital in Exxel Capital Partners, K.T.
           Concord Venture Fund L.P. and Emerging Markets
           Ventures L.P., respectively.
##         Security or a portion thereof is out on loan.
(a)        With an additional 30 warrants attached, expiring
           06/20/01, with no market value.
(b)        As of March 31, 1998, this investment ceased accruing
           interest.
ADR        American Depositary Receipts.
ADS        American Depositary Shares.
CLP        Chilean Pesos.
CPO        Ordinary Participation Certificates.
GDR        Global Depositary Receipts.
ON         Ordinary Shares.
PN         Preferred Shares.
PNA        Preferred Shares, Class A.
USD        United States Dollars.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 1998
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost
 $148,072,435) (Note A).................     $134,688,454
Cash (including $126,996 of foreign
 currencies with a cost of $126,833)
 (Note A)...............................       13,432,532
Collateral received for securities
 loaned (Note A)........................        3,488,263
Receivables:
  Investments sold......................        8,675,808
  Dividends.............................          832,843
  Interest..............................           36,450
Prepaid expenses and other assets.......            6,351
                                             ------------
Total Assets............................      161,160,701
                                             ------------

 LIABILITIES
Payables:
  Payable upon return of securities
   loaned (Note A)......................        3,488,263
  Investments purchased.................        2,454,751
  Investment advisory fee (Note B)......          319,286
  Administration fees (Note B)..........           38,805
  Other accrued expenses................          189,237
                                             ------------
Total Liabilities.......................        6,490,342
                                             ------------
NET ASSETS (applicable to 16,107,169
 shares of common stock outstanding)
 (Note C)...............................     $154,670,359
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($154,670,359
  DIVIDED BY 16,107,169)................            $9.60
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 16,107,169 shares issued and
 outstanding (100,000,000 shares
 authorized)............................     $     16,107
Paid-in capital.........................      223,751,241
Undistributed net investment income.....          367,211
Accumulated net realized loss on
 investments and foreign currency
 related transactions...................      (56,073,138)
Net unrealized depreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currencies.....................      (13,391,062)
                                             ------------
Net assets applicable to shares
 outstanding............................     $154,670,359
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   14

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS - FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1998
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $  4,710,569
  Interest..............................        1,267,118
  Less: Foreign taxes withheld..........         (381,477)
                                             ------------
  Total Investment Income...............        5,596,210
                                             ------------
Expenses:
  Investment advisory fees (Note B).....        2,615,834
  Custodian fees........................          371,291
  Administration fees (Note B)..........          333,447
  Accounting fees.......................          147,600
  Audit and legal fees..................          115,404
  Printing..............................          111,150
  Directors' fees.......................           43,500
  Transfer agent fees...................           25,200
  NYSE listing fees.....................           24,192
  Insurance.............................           20,984
  Amortization of organizational
   costs................................            9,994
  Other.................................           28,720
  Brazilian taxes (Note A)..............          217,292
  Chilean repatriation taxes (Note A)...           90,249
                                             ------------
  Total Expenses........................        4,154,857
                                             ------------
  Net Investment Income.................        1,441,353
                                             ------------

 NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized loss from:
  Investments...........................      (55,444,643)
  Foreign currency related
   transactions.........................         (788,831)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currencies......      (19,664,151)
                                             ------------
Net realized and unrealized loss on
 investments and foreign currency
 related transactions...................      (75,897,625)
                                             ------------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $(74,456,272)
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              For the Fiscal Years Ended
                                                     November 30,
                                             -----------------------------
                                                 1998             1997
                                             -----------------------------

 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income.................     $  1,441,353     $  1,145,156
  Net realized gain/(loss) on
   investments and foreign currency
   related
   transactions.........................      (56,233,474)      29,101,315
  Net change in unrealized appreciation
   in value of investments
   and translation of other assets and
   liabilities denominated in foreign
   currencies...........................      (19,664,151)      (7,995,918)
                                             ------------     ------------
    Net increase/(decrease) in net
     assets resulting from operations...      (74,456,272)      22,250,553
                                             ------------     ------------
Dividends and distributions to
 shareholders:
  Net investment income.................         (453,397)      (1,449,645)
  Net realized gain on investments and
   foreign currency related
   transactions.........................       (6,955,900)              --
                                             ------------     ------------
    Total dividends and distributions to
     shareholders.......................       (7,409,297)      (1,449,645)
                                             ------------     ------------
    Total increase/(decrease) in net
     assets.............................      (81,865,569)      20,800,908
                                             ------------     ------------

 NET ASSETS
Beginning of year.......................      236,535,928      215,735,020
                                             ------------     ------------
End of year (including undistributed net
 investment income of $367,211 and
 $330,212, respectively)................     $154,670,359     $236,535,928
                                             ------------     ------------
                                             ------------     ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   16

--------------------------------------------------------------------------------

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                   For the Fiscal Years Ended            For the Period
                                                          November 30,                 December 29, 1993*
                                           ------------------------------------------        through
                                             1998       1997       1996       1995      November 30, 1994
                                           ---------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.....     $14.69     $13.39     $11.60     $14.17          $13.89     **
                                           ---------  ---------  ---------  ---------      ----------
Net investment income/(loss).............       0.08       0.07       0.12       0.07           (0.01     )
Net realized and unrealized gain/(loss)
 on investments and foreign currency
 related transactions....................      (4.71)      1.32       1.76      (2.59)           0.29
                                           ---------  ---------  ---------  ---------      ----------
Net increase/(decrease) in net assets
 resulting from operations...............      (4.63)      1.39       1.88      (2.52)           0.28
                                           ---------  ---------  ---------  ---------      ----------
Dividends and distributions to
 shareholders:
  Net investment income..................      (0.03)     (0.09)     (0.09)     (0.03)             --
  Net realized gain on investments and
   foreign currency related
   transactions..........................      (0.43)        --         --      (0.02)             --
                                           ---------  ---------  ---------  ---------      ----------
Total dividends and distributions to
 shareholders............................      (0.46)     (0.09)     (0.09)     (0.05)             --
                                           ---------  ---------  ---------  ---------      ----------
Net asset value, end of period...........      $9.60     $14.69     $13.39     $11.60          $14.17
                                           ---------  ---------  ---------  ---------      ----------
                                           ---------  ---------  ---------  ---------      ----------
Market value, end of period..............      $7.44     $11.25     $10.75      $9.75          $11.88
                                           ---------  ---------  ---------  ---------      ----------
                                           ---------  ---------  ---------  ---------      ----------
Total investment return(a)...............     (30.41)%      5.46%     11.11%    (17.49)%         (14.87     )%
                                           ---------  ---------  ---------  ---------      ----------
                                           ---------  ---------  ---------  ---------      ----------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted)................................   $154,670   $236,536   $215,735   $186,921        $228,171
Ratio of expenses to average net
 assets#.................................       2.07%      2.02%      1.81%      1.83%           2.02     %(b)
Ratio of net investment income/(loss) to
 average net assets......................       0.72%      0.46%      0.90%      0.65%          (0.13     )%(b)
Portfolio turnover rate..................     169.85%    108.68%     23.89%     13.73%          24.63     %

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.06 per share.
# Ratios shown are inclusive of Brazilian transaction and Chilean repatriation taxes, if any. If such taxes had not been imposed, the ratio of expenses to average net assets would have been 1.91% for the fiscal year ended November 30, 1998, 1.83% for the fiscal year ended November 30, 1997 and 1.96% for the period December 29, 1993 through November 30, 1994.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Emerging Markets Infrastructure Fund, Inc. (the "Fund") was incorporated in Maryland on October 12, 1993 and commenced investment operations on December 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the closing price quoted for the securities prior to the time of determination (but if bid and asked quotations are available, at the mean between the last current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At November 30, 1998, the Fund held 9.41% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $18,463,398 and fair value of $14,553,688. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

At the time of the Fund's organization, the Board of Directors of the Fund adopted the following non-fundamental policies: (i) up to 30% of the Fund's total assets may be invested in private placements of equity securities where the Fund's investment adviser anticipates that a liquid market will develop for these securities within a period of two to five years from the date of acquisition; and (ii) up to 10% of the Fund's total assets may be invested in equity securities of emerging market corporate issuers that are not infrastructure companies. As disclosed in the Fund's prospectus at that time, these policies and percentage limitations are subject to modification by the Board of Directors if, in the reasonable exercise of the Board's business judgment, modification is determined to be necessary or appropriate to carry out the Fund's investment objective of long-term capital appreciation.

At a meeting of the Board of Directors held on December 8, 1997, the Board of Directors unanimously approved modifications to the foregoing policies to increase the limit on non-infrastructure companies from 10% to 20% and to permit within that 20% limit investments in private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets without regard to whether a liquid market is expected to develop for such investment. Any such investment would continue to count against the overall 30% limit on private placements. The Board approved these changes on the basis that the long-term value added approach of an emerging markets private equity strategy is well suited to the long-term capital appreciation objective of the Fund. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are

--------------------------------------------------------------------------------
   18

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
classified as cash. At November 30, 1998, the interest rate was 4.375% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At November 30, 1998, the Fund had a capital loss carryforward of $51,411,531 which expires in 2006.

Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. For the fiscal year ended November 30, 1998, the Fund incurred $90,249 of such expense.

Effective January 23, 1997, Brazil imposes a 0.20% CONTRIBUCAO SOBRE MOVIMENTACAO FINANCIERA ("CPMF") tax that applies to most debit transactions carried out by financial institutions. For the fiscal year ended November 30, 1998, the Fund incurred $217,292 of such expense. Effective January 23, 1999, the CPMF tax will expire and no longer be charged.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

SECURITIES LENDING: The market value of securities out on loan to brokers at November 30, 1998, was $3,262,069, for which the Fund has received cash as collateral of $3,488,263. Such cash collateral was reinvested into an overnight repurchase agreement with Bear, Stearns & Co. Inc., which is in turn collateralized by U.S. Government agency securities with a value of $3,622,383. Security loans are required at all times to have collateral at least equal to 102% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

For the fiscal year ended November 30, 1998, the Fund earned $15,265 in securities lending income which is included under the caption INTEREST in the Statement of Operations.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.
The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At November 30, 1998, the Fund reclassified $950,957 of net realized losses from foreign currency related transactions to undistributed net investment income.

OTHER: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund, subject to local investment limitations, may invest up to 30% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial

--------------------------------------------------------------------------------
   20

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be significantly less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At November 30, 1998, the Fund had no such agreements, other than the cash collateral received that was reinvested in a repo under the Fund's securities lending program.

NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the Fund's average weekly net assets. For the fiscal year ended November 30, 1998, BEA earned $2,615,834 for advisory services. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended November 30, 1998, BEA was reimbursed $19,986 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a fee for its services rendered that is computed at an annual rate of 0.12% of the Fund's average weekly net assets. For the fiscal year ended November 30, 1998, BSFM earned $241,462 for administrative services.

BankBoston, N.A., Sao Paulo ("BB") and CELFIN Administradora de Fondos de Inversion de Capital Extranjero S.A. ("Chilean administrator") serve as the Fund's administrators with respect to Brazilian and Chilean investments, respectively. BB is paid for its services out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on an annual rate of 0.10% of average month end Brazilian net assets of the Fund. In return for services rendered, the Chilean administrator's fee is paid quarterly at an annual rate of 0.10% of the Fund's average weekly net assets invested in Chile, subject to certain minimum annual fees and reimbursement for a predefined limit of their expenses.

NOTE C. CAPITAL STOCK
The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 16,107,169 shares outstanding at November 30, 1998, BEA owned 7,169 shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at November 30, 1998 was $154,265,678. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currencies) of $19,577,224, was composed of gross appreciation of $8,664,208 for those investments having an excess of value over cost and gross depreciation of $28,241,432 for those investments having an excess of cost over value.

For the fiscal year ended November 30, 1998, total purchases and sales of securities, other than short-term investments, were $305,089,229 and $311,256,228, respectively.

NOTE E. CREDIT AGREEMENT

The Fund, along with 10 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with BankBoston, N.A. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $25,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 11 funds exceed $25,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement for the fiscal year ended November 30, 1998.

NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of shares held, the acquisition dates, aggregate costs, fair value as of November 30, 1998, per share value of the securities and percentage of net assets which the securities comprise.

                                          NUMBER                                     FAIR VALUE                   PERCENTAGE
                                            OF       ACQUISITION                   AT NOVEMBER 30,      VALUE         OF
SECURITY                                  SHARES        DATES           COST            1998          PER SHARE   NET ASSETS
---------------------------------------  --------  ----------------  ----------  -------------------  ---------  ------------
Emerging Markets Ventures, L.P.........   159,653       01/22/98     $  159,653  $       148,637      $    0.93       0.10
Emerging Markets Ventures, L.P.........     3,525       03/05/98          3,658            3,282           0.93       0.00
Emerging Markets Ventures, L.P.........   586,127       05/05/98        586,127          545,685           0.93       0.35
Emerging Markets Ventures, L.P.........   361,637       07/07/98        361,637          336,685           0.93       0.22
Emerging Markets Ventures, L.P.........    42,334       08/17/98         42,334           39,413           0.93       0.03
Emerging Markets Ventures, L.P.........   296,812       10/27/98        296,812          276,332           0.93       0.18
Exxel Capital Partners.................  1,787,688      05/11/98      1,861,836        1,787,688           1.00       1.16
Exxel Capital Partners.................   111,520       07/07/98        113,293          111,520           1.00       0.07
Exxel Capital Partners.................    34,610       09/01/98         34,610           34,610           1.00       0.02
Jamaican Assets I L.P..................   578,162       07/29/97        582,682          559,973           0.97       0.36
Jamaican Assets I L.P..................   578,162       10/20/97        582,681          559,973           0.97       0.36
K.T. Concord Venture Fund L.P..........   250,000       12/08/97        252,288          222,539           0.89       0.14
Superbowl Acquisition LDC..............        96       10/10/94        960,866        1,245,984      12,979.00       0.81
The Renaissance Fund LDC...............       160       03/30/94      1,537,995        1,245,028       7,781.43       0.80

The Fund may incur certain costs in connection with the disposition of the above securities.

--------------------------------------------------------------------------------
   22

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE G. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Fund announced that its Board of Directors has authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares recently have been trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program will be subject to review by the Directors of the Fund. From October 21, 1998 to November 30, 1998, the Fund did not repurchase any of its shares.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Emerging Markets Infrastructure Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Infrastructure Fund, Inc. (the "Fund") at November 30, 1998, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian, brokers and issuers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
January 14, 1999

--------------------------------------------------------------------------------
   24

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On March 24, 1998, the annual meeting of shareholders of The Emerging Markets Infrastructure Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                     FOR        WITHHELD   NON-VOTES
-------------------------------------------------------------------------------  ------------  ----------  ----------
Dr. Enrique R. Arzac                                                               10,476,211   2,989,895   2,641,063
James J. Cattano                                                                   10,477,142   2,988,964   2,641,063

In addition to the directors elected at the meeting, Peter A. Gordon, George W. Landau, Martin M. Torino, Richard W. Watt and William W. Priest, Jr. continue to serve as directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending November 30, 1998.

                                                                            FOR        AGAINST    ABSTAIN    NON-VOTES
                                                                        ------------  ---------  ----------  ----------
                                                                          12,291,094     79,870   1,095,142   2,641,063

TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (November 30, 1998) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. Of the $0.46 per share dividend paid in respect of such fiscal year, $0.03 was derived from net investment income and $0.43 was derived from net long-term capital gains.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1998.

Because the Fund's fiscal year is not the calendar year, notification will be sent in respect of calendar year 1998. The notification, which will reflect the amount to be used by calendar year taxpayers on their 1998 federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 1999.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------

 DESCRIPTION OF INVESTLINK* PROGRAM

The InvestLink Program is sponsored and administered by BankBoston, N.A., not by The Emerging Markets Infrastructure Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allo-cated to participants as of the settlement date, which is usually three business days from the the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston, N.A., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such

--------------------------------------------------------------------------------
   26
participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

--------------------------------------------------------------------------------

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3365; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink Program, P.O. Box 8040, Boston, MA 02266-8040.

---------------------------------------------
*InvestLink-SM- is a service mark of Boston EquiServe Limited Partnership.

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   28

 SUMMARY OF GENERAL INFORMATION

The Fund--The Emerging Markets Infrastructure Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of infrastructure companies in emerging countries. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of December 31, 1998, BEA managed approximately $35.3 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "EmgMkt" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "EmergMktInfr". The Fund's New York Stock Exchange trading symbol is EMG. Weekly comparative net asset value (NAV) and market price information about The Emerging Markets Infrastructure Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

 THE BEA GROUP OF FUNDS

LITERATURE REQUEST - Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.beafunds.com.

CLOSED-END FUNDS
SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)
The Portugal Fund, Inc. (PGF)
MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)
FIXED INCOME
BEA Income Fund, Inc. (FBF)
BEA Strategic Global Income Fund, Inc. (FBI)

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Emerging Markets Infrastructure Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

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
DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac            Director

James J. Cattano                Director

Peter A. Gordon                 Director

George W. Landau                Director

Martin M. Torino                Director

William W. Priest, Jr.          Chairman of the Board of Directors

Richard W. Watt                 President, Chief Investment Officer
                                and Director

Robert B. Hrabchak              Investment Officer

Hal Liebes                      Senior Vice President

Michael A. Pignataro            Chief Financial Officer and
                                Secretary

Rocco A. Del Guercio            Vice President

INVESTMENT ADVISER

BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue

New York, NY 10019-6099

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned
in this report.                                                           [LOGO]

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                                                                      3918-AR-98